UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 12, 2004
                        (Date of earliest event reported)


                          NATHANIEL ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                000-27783                 84-1572525
           --------                ---------                 ----------
(State or Other Jurisdiction  (Commission File No.)  IRS Employer Identification
     Incorporation)                                           Number)


               8001 S. InterPort Blvd., Englewood, Colorado 80112
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 690-8300

      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.  Change in Nathaniel Energy Corporation's Certifying Accountant.

Dismissal of Abrams and Company, P.C.

On January 12, 2004, Nathaniel Energy dismissed its certifying accountant, Abrams & Company, P.C., Melville, New York ("Abrams and Company").

The Abrams and Company report on Nathaniel Energy's financial statements for 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report stated that Nathaniel Energy's financial statements for 2002 have been prepared assuming that Nathaniel Energy will continue as a going concern, and that conditions disclosed in the Abrams report raise substantial doubt about Nathaniel Energy's ability to continue as a going concern.

During 2002, 2003 and to the date of this report, Nathaniel Energy did not have any disagreements with Abrams and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Abrams and Company would have caused it to make reference to such disagreements in its reports.

Bill Abrams, the sole principal of Abrams and Company passed away on October 25, 2004. Nathaniel has been unable to communicate with Abrams and Company despite duly diligent attempts to contact Abrams and Company. To Nathaniel Energy's knowledge there are no other principals of Abrams and Company, and no other persons who are authorized to furnish a letter on behalf of Abrams and Company addressed to the Securities and Exchange Commission regarding whether or not Abrams and Company agrees with the above statements. Accordingly, Nathaniel Energy is unable to obtain the letter mentioned above.

Engagement of Comiskey & Company, P.C.

On January 12, 2004, Nathaniel Energy engaged a new independent accountant, Comiskey & Company, P.C., Denver, Colorado ("Comiskey").

Comiskey had been previously engaged by Nathaniel Energy to audit its financial statements for the years ending 2000 and 2001. Comiskey's report with respect to those financial statements were filed by Nathaniel Energy in its Current Report on Form 8-K for an event dated December 31, 2002, which was filed with the Securities and Exchange Commission on January 17, 2003. Nathaniel Energy did not previously consult with Comiskey regarding any matter, including but not limited to:

          * the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, other than with respect to the audit of Nathaniel Energy's 2000 and 2001 financial statements; or

          * any matter that was either the subject matter of a disagreement or a reportable event.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 24, 2005


                              Nathaniel Energy Corporation

                              By:  /s/ George A. Cretecos
                                 ---------------------------------------
                                 George A. Cretecos, Chief Operating Officer
                                 (Principal Executive Officer)